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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 31, 2003 (Date of earliest event reported)        Commission file number: 0-13171

Evergreen Resources, Inc.
(Exact name of registrant as specified in its charter)

Colorado	84-0834147
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
1401 17th Street, Suite 1200 Denver, Colorado 80202 (Address of principal executive offices) (Zip code)

(303) 298-8100
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 31, 2003

Item 12. Results of Operations and Financial Condition

        On July 31, 2003, Evergreen Resources, Inc. issued a press release regarding its financial results for its second quarter ended June 30, 2003. A copy of this press release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Resources, Inc.
By:	/s/ KEVIN R. COLLINS Kevin R. Collins Executive Vice President—Finance, Chief Financial Officer and Treasurer

Date: July 31, 2003

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURE